                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 17, 1998

                              @ Entertainment, Inc.
--------------------------------------------------------------------------------
              (Exact name of Registrant as Specified in Charter)



     Delaware                       000-22877                     06-1487156
-------------------------         -------------             ----------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
    of Incorporation)              File Number)               Identification No.)


                                 One Commercial Plaza
                           Hartford, Connecticut 06103-3585
                 ----------------------------------------------------
                       (Address of Principal Executive Offices)

                                    (860) 549-1674
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)

Item 5. Other Events.

   On April 17, 1998, @ Entertainment, Inc. (the "Company") announced the execution of a binding letter of intent (subject to the satisfaction of certain specified contingencies) with Telewizyna Korporacja Partycypacyjna ("TKP") and the other shareholders of TKP, for the joint development and operation of a digital direct-to-home ("DTH") television service for the Polish market. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
    (a) Financial statements of businesses acquired.

        Not applicable.

    (b) Pro forma financial information.

        Not applicable.

    (c) Exhibits.



                        Number         Description
                        ------         -----------
                        99.1            Press Release of @ Entertainment, Inc.
                                        dated April 17, 1998.


                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        @ Entertainment, Inc.

Date: April 20, 1998                 By:  /s/  Przemyslaw Szmyt
                                         ------------------------------
                                         By: Przemyslaw Szmyt
                                         Its: Vice President, Secretary
                                                and General Counsel

                                 EXHIBIT INDEX



Exhibit Number       Description
--------------       ------------
99.1                 Press Release of @ Entertainment, Inc. dated April 17, 1998.
